UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)      September 22, 2003

                       JUNO LIGHTING, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-11631	36-2852993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1300 S. Wolf Road P.O. Box 5065, Des Plaines Illinois	60017-5065
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code      (847) 827-9880

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits
The following exhibits are being furnished as part of this Form 8-K:
Exhibit Number	Description

Exhibit 99.1	Press Release issued by Juno Lighting, Inc. dated September 22, 2003, announcing the results for the quarter ended August 31, 2003.

Item 9.	Regulation FD Disclosure

On September 22, 2003, Juno Lighting, Inc. issued a press release announcing financial results for the quarter ended August 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1. This information, including exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 12.	Results of Operations and Financial Condition

On September 22, 2003, Juno Lighting, Inc. issued a press release announcing financial results for the quarter ended August 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1. This information, including exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE September 22, 2003	BY /s/ George J. Bilek
George J. Bilek
Vice President Finance

JUNO LIGHTING, INC.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Juno Lighting, Inc. dated September 22, 2003, announcing the results for the quarter ended August 31, 2003.